UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 15, 2011
(Date of earliest event reported)
Gas Natural Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	001-34585 (Commission File Number)	27-3003768 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana (Address of principal executive offices)	59401 (Zip Code)
(800) 570-5688
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Gas Natural Inc. (the “Company”) held its annual meeting of shareholders on June 15, 2011 at Lake Erie College in Painesville, Ohio. The matter voted on and the results of the vote are as follows:
The following persons were elected to the Company’s board of directors to hold office until the 2012 annual meeting of shareholders or until their respective successors are elected and qualified:

		Number of Votes
	For	Withheld	Broker Non-Votes
W.E. ‘Gene’ Argo	4,533,866	157,546	0
Wade F. Brooksby	4,302,416	388,996	0
Nicholas U. Fedeli	4,330,140	361,272	0
John R. ‘Jack’ Male	4,541,801	149,611	0
Gregory J. Osborne	4,316,253	375,159	0
Richard M. Osborne	4,341,220	350,192	0
Thomas J. Smith	4,350,491	340,921	0
Michael T. Victor	4,352,334	339,078	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.
By:	/s/ Thomas J. Smith
	Name:	Thomas J. Smith
	Title:	Chief Financial Officer

Dated June 17, 2011

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